UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2025

CIMG Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39338	38-3849791
(State or other jurisdiction of incorporation or organization	(Commission File #)	(IRS Employer Identification No.)

6107, 6th Floor, Building C4, No.1 Huangchang West Road,

Dougezhuang, Chaoyang District, Beijing, China, 100124
(Address of principal executive offices)

+ 86 18518579917
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	IMG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Periodic Report Deficiency

On February 19, 2025, CIMG Inc. (the “Company”) received a notification letter (the “Periodic Report Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company is not in compliance with Listing Rule 5250(c)(1) because the Company did not timely file its quarterly report on Form 10-Q for the period ended December 31, 2024 with the Securities and Exchange Commission (the “SEC”).

The Periodic Report Notice has no immediate effect on the listing of the Company’s common stock on Nasdaq. In accordance with the earlier deficiency notice letter from Nasdaq dated January 17, 2025 disclosed in the Company’s current report on Form 8-K filed on January 21, 2025, the Company has until March 18, 2025 to submit a plan to regain compliance with respect to the delinquent reports. Any exception granted by Nasdaq to allow the Company to regain compliance, if granted, will be limited to a maximum of 180 calendar days from the due date of the initial delinquent filing, or July 14, 2025. As required by the Periodic Report Notice, the Company has issued a press release in the form in Exhibit 99.1.

Due to business and management restructuring, the Company needs additional time to complete its financial statements, notes to the financial statements, as well as to have the report reviewed by its accountants and attorneys. The Company continues to work diligently to enable the filing of the Form 10-Q with the SEC as soon as reasonably practicable.

Item 9.01	Financial Statement and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 24, 2025
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIMG Inc.

Dated: February 24, 2025	By:	/s/ Jianshuang Wang
	Name:	Jianshuang Wang
	Title:	Chief Executive Officer